UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 28, 2005
AVONDALE INCORPORATED
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	33-68412 (Commission File Number)	58-0477150 (IRS Employer Identification No.)

506 South Broad Street Monroe, Georgia (Address of principal executive offices)		30655 (Zip code)
Registrant’s telephone number, including area code: (770) 267-2226
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1 AMENDMENT NO. 3 TO MASTER SECURITY AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
On December 28, 2005, Avondale Mills, Inc. (the “Company”) and its parent company, Avondale Incorporated (as guarantor) (the “Registrant”), executed an amendment to the Master Security Agreement, dated July 30, 2002, between the Company and The CIT Group/Equipment Financing, Inc. related to the Company’s secured five-year installment equipment loan, of which $7.7 million remains outstanding. The Master Security Agreement was amended to change the fixed charge coverage ratio and consolidated adjusted tangible net worth covenants in anticipation of the impact of the Company’s reduced results of operation and cash flows and the ongoing funding of the clean up and restoration expenditures related to the January 6, 2005 train derailment and chlorine spill. In particular, the fixed charge coverage ratio (defined as the ratio of Adjusted EBITDA less dividends for the preceding four fiscal quarters to the sum of consolidated interest expense, discount and expenses on sales of receivables and current portion of long term debt for the same period) was reduced from 1.50 to 1.25 for the first quarter of fiscal 2006, to 1.00 for the second, third and fourth quarters of fiscal 2006 and to 1.25 for the first quarter of fiscal 2007. In addition, the minimum tangible net worth covenant was reduced from $100 million to $85 million for the first quarter of fiscal 2006 and to $75 million for each quarter beginning with the second quarter of 2006 through the second quarter of fiscal 2007. An amendment fee of $30,000 was paid to the CIT Group in connection with the amendment.
The preceding summary is not intended to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as an exhibit hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is filed herewith:

Exhibit
Number	Description of Exhibit

10.1	Amendment No. 3 to Master Security Agreement, dated July 30, 2002, between Avondale Mills, Inc. and The CIT Group/Equipment Financing, Inc., dated December 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006	AVONDALE INCORPORATED
	By:	/s/Jack R. Altherr, Jr.
Jack R. Altherr, Jr.
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1	Amendment No. 3 to Master Security Agreement, dated July 30, 2002, between Avondale Mills, Inc. and The CIT Group/Equipment Financing, Inc., dated December 28, 2005.